SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 2003



                         WEBSTER FINANCIAL CORPORATION.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-15213                    06-1187536
----------------------------      ----------------           -------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                   WEBSTER PLAZA, WATERBURY, CONNECTICUT 06702
                   -------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (203) 578-2476
                                                           --------------

                                 NOT APPLICABLE
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

(c) Exhibits.

Exhibit No.                     Description
-----------                     -----------

     99                         Press Release dated January 9, 2003.


ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

         On January 9, 2003, Webster Bank, a wholly owned subsidiary of Webster Financial Corporation issued a press release announcing an underwritten offering of $200 million of subordinated notes. That press release is filed as Exhibit 99 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WEBSTER FINANCIAL CORPORATION
                                    -----------------------------
                                    (Registrant)



                                        /s/ William J. Healy
                                    ------------------------------------
                                    William J. Healy
                                    Executive Vice President and
                                    Chief Financial Officer

Date: January 10, 2003

EXHIBIT INDEX
-------------


Exhibit No.                     Description
-----------                     -----------

     99                         Press Release dated January 9, 2003.